UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 28, 2007

BODISEN BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32616	98-0381367
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Room 2001, FanMei Building No. 1 Naguan Zhengjie X’ian, Shaanxi 710068 People's Republic of China
(Address of Principal Executive Offices)

86-29-87895373
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure

    The following information is furnished under Item 2.02 - Results of Operations and Financial Condition and Item 7.01 - Regulation FD Disclosure:

    On September 28, 2007, Bodisen Biotech, Inc. (the “Company”) issued a press release announcing its financial results for the first half of 2007. A copy of such press release is attached to this report as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

    (c) Exhibits.

    99.1 Press Release

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BODISEN BIOTECH, INC.
(Registrant)

Date: September 28, 2007	/s/ Bo Chen
Bo Chen
Chairman, Chief Executive Officer and President